Exhibit 99.2

Filed by Chemical Financial Corporation
Commission File Number: 000-08185
Pursuant to Rule 425 under the Securities Act of 1933
Subject Company: Lake Michigan Financial Corporation


CHEMICAL
BANK®

2015 First Quarter Earnings Release April 20, 2015

Presented by:
David B. Ramaker
Chairman, Chief Executive Officer and President

Lori A. Gwizdala
Executive Vice President and Chief Financial Officer

2015 Q1 Earnings Release

Supplemental Information

Presented by:

David B. Ramaker

Chairman, Chief Executive Officer and President

Lori A. Gwizdala

Executive Vice President and Chief Financial Officer

Forward Looking Statements

This presentation and the accompanying presentation by management may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "look forward," "opinion," "plans," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand Chemical's market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical's ability to grow its core franchise, future cost savings and Chemical's ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators. All statements referencing future time periods are forward-looking.

Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation and the accompanying presentation by management may also contain forward-looking statements regarding Chemical's outlook or expectations with respect to its recently completed acquisition of Monarch Community Bancorp, Inc. ("Monarch") and its planned acquisition of Lake Michigan Financial Corporation ("Lake Michigan"), the expected costs to be incurred in connection with the acquisitions, Monarch's and Lake Michigan's future performance and consequences of their integration into Chemical and the impact of the transactions on Chemical's future performance.

Risk factors relating to these transactions and the integration of Monarch and Lake Michigan into Chemical after closing include, without limitation:

- Completion of the Lake Michigan transaction is dependent on, among other things, receipt of regulatory and shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.
- The impact of the completion of the Lake Michigan transaction on Chemical's financial statements will be affected by the timing of the transaction.
- The transactions may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Forward Looking Statements (continued)

The integration of Monarch's and Lake Michigan's business and operations into Chemical, which will include conversion of operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Monarch's, Lake Michigan's or Chemical's existing businesses.

Chemical's ability to achieve anticipated results from the transactions is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses from Monarch's or Lake Michigan's loan portfolio than expected and deposit attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

Non-GAAP Financial Measures

This presentation and the accompanying presentation by management may contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Chemical uses certain non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors' overall understanding of Chemical's financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical's GAAP results.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to any merger agreement associated with the Lake Michigan transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Lake Michigan Transaction

Chemical has filed a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Lake Michigan shareholders will receive if the transaction is consummated. The registration statement contains a prospectus, a proxy statement for the meeting at which the Lake Michigan shareholders will consider approval of the transaction and other relevant documents concerning the transaction. Investors are urged to read the registration statement, the prospectus and proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, Lake Michigan, and the transaction. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757, or by contacting Lake Michigan Financial Corporation, 150 Central Avenue, Holland, Michigan 49423, Attention: Mr. James Luyk, Investor Relations, telephone 616-546-4078. INVESTORS SHOULD READ THE PROSPECTUS AND PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Lake Michigan and its respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Lake Michigan shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Lake Michigan shareholders in connection with the proposed transaction is set forth in the prospectus and proxy statement filed with the SEC. Free copies of this document may be obtained as described above.

Income Statement Highlights

Financial Highlights

(in thousands except per share data)	2015 1st Qtr.	2014 1st Qtr.	2014 4th Qtr.
Net interest income	$59,180	$49,779	$58,244
Provision for loan losses	1,500	1,600	1,500
Noninterest income	19,275	13,716	18,227
Operating expenses[(1)]	51,020	42,182	52,616
Net income	17,835	13,813	15,305
Diluted EPS	0.54	0.46	0.46
Avg. Diluted Shares Outstanding	33,044	30,037	33,033
Return on Avg. Assets	0.98%	0.90%	0.87%
Return on Avg. Shareholders' Equity	9.0%	8.0%	7.5%
Efficiency Ratio	62.4%	64.5%	62.2%
Tangible Equity/Total Assets	8.4%	9.3%	8.4%
Tangible Book Value/Share	$18.74	$19.44	$18.35

Prior-Year Quarter Comparison

- Significant increase in net interest income; attributable to $1.0 billion, or 22%, growth in total loans during 2014
- Impact of acquisition of Northwestern Bancorp, Inc. ("Northwestern")

Prior Quarter Comparison

- Impact of acquisition of Northwestern
- Lower group health benefit costs

[(1)]Includes nonrecurring acquisition-related expenses of $1.4 million in the first quarter of 2015 and $4.1 million in the fourth quarter of 2014

Q1 2015 Highlights

- Loan Growth
  - 0.3% ($15 million) in the 1st qtr. of 2015
- Net Income, excluding nonrecurring acquisition-related expenses, up 33% over 1st qtr. 2014 and 1.7% over 4th qtr. 2014
- Solid asset quality ratios
  - NCO/Total Loans ratio of 0.14% in 1st qtr. 2015 vs. 0.19% in 1st qtr. 2014
  - NPA/Total Assets ratio of 1.16% at March 31, 2015
- Monarch Community Bancorp transaction (closed on April 1, 2015)
- Announced Lake Michigan Financial Corporation transaction on January 6, 2015

Net Income

Net Income Trending Upward ($ Millions)



2013 Total: $56.8
2014 Total: $62.1(1)
2015(2)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$13.2
$14.2
$15.0
$14.4
$13.8
$16.2
$16.8
$15.3
$17.8
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2013
2014
2015

(1)Includes nonrecurring acquisition-related expenses of $6.4M and two months operations of Northwestern
(2)Includes nonrecurring acquisition-related expenses of $1.4M

Loan Portfolio & Growth Trends

Loan Portfolio, $5.7 Billion, at March 31, 2015 ($ Billions)



$1.5
$1.4
$1.1
$1.7
Commercial
CRE/C&D
Residential
Consumer

Organic Loan Growth 2015 Q1, $15 Million ($ Millions)



+0.1%
$1
$10
+0.6%
$7
+0.6%

Total Loan Growth Trends ($ Millions) – Growth



Total Loan Growth ($ Millions)
$500
$400
$300
$200
$100
$0
$17
$151
$187
$125
$106
$145
$142
Organic
$172
Northwestern
$475
$15
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2013 - $480
2014 - $565
2015 - $15

Deposit Composition

Total Deposits, $6.3 Billion, at March 31, 2015

99% of deposits are core deposits



Time Deposits
$1.3 Billion
Noninterest-bearing Demand Deposits
$1.6 Billion
Savings Deposits
$1.8 Billion
Interest-bearing Demand Deposits
$1.6 Billion

Average Deposits ($ Millions) & Cost of Deposits (%)



Total Average Deposits ($ Millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$5,142
$5,152
$5,249
$5,808
$6,204
0.30%
0.28%
0.26%
0.23%
0.22%
0.50%
0.25%
0.00%
Interest Rate Paid
Q1
Q2
Q3
Q4
Q1
2014
2015
Deposits
Cost of Deposits(1)

(1) Cost of deposits based on period averages

Credit Quality



Provision for Loan Losses vs. Net Loan Losses ($ Millions)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.7
$3.6
$3.6
$4.5
$2.2
$2.2
$2.3
$2.8
$1.9
$3.0
$3.0
$3.0
$2.0
$1.6
$1.5
$1.5
$1.5
$1.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2013
2014
2015
Provision for Loan Losses
Net Loan Losses



Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) ($ Millions)
ALL
NPLs
$160
$80
$0
$148
$106
$91
$82
$71
$73
YE 2010
YE 2011
YE 2012
YE 2013
YE 2014
2015 Q1

ALL	$90	$88	$84	$79	$76	$75
ALL/ Total Originated Loans	2.86%	2.60%	2.22%	1.81%	1.51%	1.49%
NPLs/ Total Loans	4.01%	2.77%	2.18%	1.76%	1.25%	1.28%
Credit Mark/ Acquired Loans	6.5%	6.6%	6.0%	7.8%	5.4%	5.7%

Net Interest Income and Net Interest Margin (Quarterly Trend)

Net Interest Income



$60
$40
$20
Net Interest Income ($ Millions)
$49.8
$51.5
$53.1
$58.2
$59.2
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1

Net Interest Margin and Loan Yields



6.00%
3.00%
0.00%
4.28%
4.26%
4.23%
4.22%
4.16%
3.53%
3.59%
3.59%
3.62%
3.55%
2014 Q1
2014 Q2
2014 Q3
2014 Q4
2015 Q1
Net Interest Margin
Loan Yields

Non-Interest Income



Quarterly
($ Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.8
$4.9
$3.6
$4.4
$1.5
$5.5
$4.0
$4.8
$1.2
$5.6
$3.7
$4.9
$18.2
$1.6
$6.4
$4.7
$5.5
$19.3
$0.6
$1.4
$5.9
$5.1
$6.3
Q1
Q2
Q3
Q4
Q1
2014
2015
Other
Wealth Management
Service Charges
Mortgage Banking Revenue
Investment Securities Gain

Operating Expenses


Quarterly
($ Millions)
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$0.3
$3.5
$4.4
$24.2
$9.8
$0.7
$3.4
$3.6
$24.9
$9.8
$1.3
$3.6
$3.6
$24.9
$9.3
$52.6
$4.1
$4.3
$4.2
$28.5
$11.5
$48.5
$51.0
$1.4
$4.4
$4.4
$29.3
$11.5
$49.6
Q1
Q2
Q3
Q4
Q1
2014
2015
Other
Compensation
Occupancy
Equipment
Nonrecurring Acquisition-Related Expenses

Capital Ratios

	3/31/14	12/31/14	3/31/15
Tangible Book Value / Share (TBV)	$19.44	$18.35	$18.74
Tangible Equity / Total Assets (TE/A)	9.3%	8.4%	8.4%
Leverage Ratio	9.9%	9.3%	8.9%
Common Equity / Tier 1 Capital	12.6%	11.1%	11.6%
Total Risk Based Capital	13.8%	12.4%	12.8%

Closing Comments

- Emphasize our strategy of being **Michigan's community bank of choice**
- Concentrated on opportunities for **acquisitive growth and industry consolidation**
- Focused on **what we can control**

CHEMICAL
FINANCIAL CORPORATION®

